--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                January 31, 2000

Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the Trust's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/S/ LAURENCE D. FINK                                    /S/ RALPH L. SCHLOSSTEIN
--------------------                                        --------------------
Laurence D. Fink                                            Ralph L. Schlosstein
Chairman                                                    President

                                                                January 31, 2000



Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the year ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the past year:
                        --------------------------------------------------------
                        12/31/99     12/31/98    CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE              $9.8125     $11.375    (13.74%)    $11.375     $9.25
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)   $10.60       $11.21      (5.44%)    $11.30     $10.60
--------------------------------------------------------------------------------
THE FIXED INCOME MARKETS

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve (the "Fed") adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed its tightening stance by adopting a neutral bias.

     U.S. Treasury yields rose dramatically during 1999, with the yield of the 30-year Treasury increasing by 139 basis points to close the year at 6.48%. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     Municipals underperformed the taxable market during the year, posting a pre-tax -2.07% total return as measured by the LEHMAN MUNICIPAL BOND INDEX versus the LEHMAN AGGREGATE'S -0.83%. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently municipals are substantially cheaper than their long-term average valuations as compared to Treasuries. Unlike the taxable market, which witnessed a surge of supply by issuers trying to avoid potential year-end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

     The following charts compare the Trust's current and December 31, 1998 asset composition:
--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
SECTOR                        DECEMBER 31, 1999              DECEMBER 31, 1998
--------------------------------------------------------------------------------
City, County and State               22%                             22%
--------------------------------------------------------------------------------
Hospital                             15%                             15%
--------------------------------------------------------------------------------
Transportation                       15%                             14%
--------------------------------------------------------------------------------
Tax Revenue                          13%                             14%
--------------------------------------------------------------------------------
Water & Sewer                        10%                             11%
--------------------------------------------------------------------------------
Lease Revenue                         9%                              9%
--------------------------------------------------------------------------------
Utility/Power                         6%                              7%
--------------------------------------------------------------------------------
Education                             6%                              5%
--------------------------------------------------------------------------------
Other                                 4%                              3%
--------------------------------------------------------------------------------

     As a result of an internal reorganization, effective January 1, 2000, BlackRock Advisors, Inc. has replaced BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock Advisors, Inc. as the Advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as a result of the reorganization. We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                 /s/ Kevin Klingert
--------------------                 ------------------
    Robert S. Kapito                     Kevin Klingert
    Vice Chairman and Portfolio Manager  Managing Director and Portfolio Manager
    BlackRock Advisors, Inc.             BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BMN
--------------------------------------------------------------------------------
Initial Offering Date:                                        September 27, 1991
--------------------------------------------------------------------------------
Closing Stock Price as  of 12/31/99:                                 $9.8125
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/99:                                     $10.60
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/99 ($9.8125)1:               6.2675%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                      $0.05125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:                   $0.615
--------------------------------------------------------------------------------


1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS                VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--144.3%
                        ALABAMA--1.0%
                        Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
     AAA      $1,700++   6.50%, 2/01/01 .......................................................     N/A              $1,769,003
     AAA       1,815++   6.60%, 2/01/01 .......................................................     N/A               1,890,558
     AAA       1,025     6.625%, 2/01/01 ......................................................     N/A               1,067,927
                                                                                                                    -----------
                                                                                                                      4,727,488
                                                                                                                    -----------
                        ALASKA--1.5%
     AAA       9,000++  No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA ....................  No Opt. Call         7,209,720
                                                                                                                    -----------
                        ARIZONA--1.1%
                        Tucson Bus. Dev. Fin. Corp. Lease Rev., FGIC,
     AAA       1,515++   6.25%, 7/01/02 .......................................................     N/A               1,602,037
     AAA       3,495     6.25%, 7/01/06 .......................................................    7/02 @ 102         3,673,804
                                                                                                                     ----------
                                                                                                                      5,275,841
                                                                                                                    -----------
                        CALIFORNIA--5.1%
     AAA       6,000    California St., G.O., 6.30%, 9/01/06, AMBAC ...........................  No Opt. Call         6,481,860
     AAA       1,910++  California St. Pub. Wrks. Rev., Ser. A, 6.20%, 12/01/02, AMBAC ........     N/A               2,030,979
     AAA       4,000    Glendale Hosp. Rev., Adventist Hlth. Ctr.,
                          Ser. A, 6.50%, 3/01/07, MBIA                                             3/01 @ 102         4,155,560
                        Los Angeles Wst. Wtr. Sys. Rev., MBIA,
     AAA       5,570      5.625%, 6/01/07 .....................................................    6/03 @ 102         5,779,265
     AAA       3,320++    Ser. D, 6.60%, 12/01/00 .............................................     N/A               3,462,063
     AAA       3,500    San Joaquin Hills Trans. Agcy., Toll Rd. Rev., Ser. A,
                          Zero Coupon, 1/15/07, MBIA ..........................................  No Opt. Call         2,443,980
                                                                                                                     ----------
                                                                                                                     24,353,707
                                                                                                                     ----------
                        COLORADO--2.0%
                        Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
     AAA       2,025++    6.50%, 11/15/01 .....................................................     N/A               2,116,145
     AAA       1,385      6.50%, 11/15/05 .....................................................   11/01 @ 101         1,442,796
     AAA       1,110++    6.60%, 11/15/01 .....................................................     N/A               1,161,915
     AAA         765      6.60%, 11/15/06 .....................................................   11/01 @ 101           798,270
     AAA       2,295++    6.625%, 11/15/01 ....................................................     N/A               2,403,347
     AAA       1,570      6.625%, 11/15/07 ....................................................   11/01 @ 101         1,632,690
                                                                                                                     ----------
                                                                                                                      9,555,163
                                                                                                                    -----------
                        CONNECTICUT--0.9%
    AAA       4,000     Connecticut St. Arpt. Rev., 7.65%, 10/01/12, FGIC, ....................   10/04 @ 100         4,442,240
                                                                                                                    -----------
                        DISTRICT OF COLUMBIA--1.8%
                        Dist. of Columbia, G.O., Ser B, MBIA,
    AAA       1,060++     5.90%, 6/01/04 ......................................................     N/A               1,121,215
    AAA       7,190       5.90%, 6/01/06 ......................................................    6/04 @ 102         7,487,594
                                                                                                                     ----------
                                                                                                                      8,608,809
                                                                                                                    -----------
                        FLORIDA--11.6%
                        Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev.
                          (Dept. Nat. Res. & Pres.),
    AAA       7,000++     6.45%, 7/01/01, MBIA ................................................     N/A               7,268,170
    AAA       6,975++     6.75%, 7/01/01, AMBAC ...............................................     N/A               7,337,351
    AAA       2,190     Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA                     7/01 @ 101         2,266,716
                            Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser B, FGIC,
    AAA       4,760       6.55%, 10/01/06 .....................................................   10/02 @ 102         5,039,412
    AAA       5,070       6.55%, 10/01/07 .....................................................   10/02 @ 102         5,364,922
    AAA       2,650++   Jacksonville Hlth. Fac. Auth. Rev., Mem. Med. Ctr.,
                          Ser. A, 6.625%, 5/01/01, MBIA .......................................     N/A               2,775,795
    AAA       7,500     Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj.,
                          6.50%, 2/01/07, CONNIE LEE ..........................................    2/02 @ 102         7,863,000
    AAA       2,000++   No. Broward Hosp. Rev., 6.50%, 1/01/02, MBIA ..........................     N/A               2,109,140

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS                VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        FLORIDA--(CONTINUED)
     AAA     $10,645     Orange Cnty., Tourist Dev. Tax Rev., Ser. A,
                         6.375%, 10/01/06, AMBAC ..............................................   10/02 @ 102       $11,222,704
     AAA       2,570++   Tampa Auth. Rev., St. Joseph Hlth. Ctr., 6.70%,
                         12/01/01, MBIA .......................................................     N/A               2,723,121
     AAA       1,600     Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC .................   10/01 @ 102         1,682,368
                                                                                                                    -----------
                                                                                                                     55,652,699
                                                                                                                    -----------
                        GEORGIA--0.4%
     AAA       1,990    Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp.,
                           Ser. B, 6.45%, 1/01/05, MBIA .......................................   1/04 @ 101         2,099,788
                                                                                                                    -----------
                        HAWAII--1.2%
     AAA       5,675    Hawaii St., G.O., Ser. CP, 5.50%, 10/01/06, FGIC ......................   No Opt. Call        5,828,055
                                                                                                                    -----------
                        ILLINOIS--15.0%
     AAA       4,930++  Alton Hlth. Fac. Rev., Christian Hlth. Ctr.,
                         7.00%, 2/15/01, FGIC .................................................     N/A               5,158,407
                        Chicago Cent. Pub. Library, G.O., AMBAC,
     AAA       1,800++   Ser. A, 6.75%, 4/01/02 ...............................................     N/A               1,911,798
     AAA       1,600++   Ser. C, 6.75%, 4/01/02 ...............................................     N/A               1,699,376
     AAA       5,555++   Cook Cnty., Ser. A, 6.40%, 11/15/02, MBIA ............................     N/A               5,909,631
     AAA       1,775++   Cook Cnty. Cmnty. Sch. Dist., G.O, Ser. A, 6.375%,
                         1/01/02, FGIC ........................................................     N/A               1,832,510
                        Illinois Hlth. Fac. Auth. Rev.,
     AAA       3,300    Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC .............................    1/02 @ 102         3,450,282
     AAA      14,585    Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA ....................    6/02 @ 102        15,360,484
                        Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
     AAA       2,780++   6.55%, 11/01/01 ......................................................     N/A               2,929,675
     AAA       6,125++   6.625%, 11/01/01 .....................................................     N/A               6,462,733
     AAA       8,725++  Illinois St., Ded. Tax Rev., 6.40%, 12/15/01, AMBAC ...................     N/A               9,190,130
                        Illinois St. Sales Tax Rev., Ser. O.,
     AAA       5,900     Zero Coupon, 6/15/07 .................................................  No Opt. Call         3,966,452
     AAA       5,635     Zero Coupon, 6/15/08 .................................................  No Opt. Call         3,556,756
     AAA       2,065++   6.50%, 6/15/01 .......................................................     N/A               2,160,795
     AAA       3,935     6.50%, 6/15/06, MBIA .................................................    6/02 @ 101         4,108,494
     AAA       2,000++   6.60%, 6/15/01 .......................................................     N/A               2,095,540
     AAA       2,000    Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC .............  No Opt. Call         2,244,800
                                                                                                                    -----------
                                                                                                                     72,037,863
                                                                                                                    -----------
                        INDIANA--2.9%
     AAA       9,000    Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ..........  No Opt. Call         6,386,760
     AAA       2,270    Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%,
                         7/01/07, MBIA ........................................................    1/01 @ 102         2,356,487
     AAA       5,000    Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA ..............    7/00 @ 102         5,147,050
                                                                                                                    -----------
                                                                                                                     13,890,297
                                                                                                                    -----------
                        KENTUCKY--3.1%
                        Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
     AAA       2,015++   6.60%, 3/01/02 .......................................................     N/A               2,132,334
     AAA       2,160++   6.65%, 3/01/02 .......................................................     N/A               2,287,958
     AAA       3,750++  Kentucky Dev. Fin. Auth. Rev., Sisters of Charity,
                         6.60%, 11/01/01, MBIA ................................................     N/A               3,922,800
     AAA       6,410    Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53,
                         6.625%, 10/01/07, MBIA ...............................................   10/01 @ 102         6,714,859
                                                                                                                    -----------
                                                                                                                     15,057,951
                                                                                                                    -----------
                        LOUISIANA--7.0%
                        Jefferson Sales Tax Dist. Rev., FGIC,
     AAA      21,000++   Ser. A, 6.75%, 12/01/02 ..............................................     N/A              22,072,545
     AAA       4,000++   Ser. B, 6.75%, 12/01/02 ..............................................     N/A               4,217,840
     AAA       3,500++  Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC ....................     N/A               3,702,020
     AAA       5,250    New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC ........................  No Opt. Call         3,709,545
                                                                                                                    -----------
                                                                                                                     33,701,950
                                                                                                                    -----------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS                VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        MASSACHUSETTS--5.2%
     AAA     $ 3,670++  Mansfield, G.O., 6.65%, 1/15/02, AMBAC ................................     N/A             $ 3,883,154
                        Massachusetts Bay Trans. Auth. Rev. Gen., Tran. Sys.,
     AAA      20,015++   Ser. A,  6.625%, 3/01/01, MBIA .......................................     N/A              20,897,461
                                                                                                                    -----------
                                                                                                                     24,780,615
                                                                                                                    -----------
                        MICHIGAN--9.1%
                        Detroit Swr. Disp. Rev., FGIC,
     AAA       1,655++   6.60%, 7/01/01 .......................................................     N/A               1,736,211
     AAA       1,765++   6.65%, 7/01/01 .......................................................     N/A               1,852,861
     AAA       1,880++   6.70%, 7/01/01 .......................................................     N/A               1,974,940
     AAA       3,750    Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC ...................    1/01 @ 102         3,872,850
     AAA       5,000    Michigan Mun. Bond Auth., G.O., Ser. D, Zero Coupon,
                         5/15/06, MBIA ........................................................  No Opt. Call         3,598,550
                        Michigan Mun. Bond Auth. Rev., Ser. G, AMBAC,
     AAA       1,165++   6.35%, 11/01/04 ......................................................     N/A               1,260,880
     AAA         675     6.35%, 11/01/06 ......................................................   11/04 @ 102           722,756
                        Michigan St. Bldg. Auth. Rev.,
     AAA      11,590     Ser. I, 6.75%, 10/01/07, MBIA ........................................   10/01 @ 102        12,147,247
     AAA       3,850     Ser. II, 6.75%, 10/01/01, AMBAC ......................................     N/A               4,066,255
     AAA      11,940    Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                         6.60%, 11/15/07, MBIA ................................................   11/01 @ 102        12,461,897
                                                                                                                    -----------
                                                                                                                     43,694,447
                                                                                                                    -----------
                        NEVADA--4.7%
     AAA       6,210++  Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01, AMBAC .................     N/A               6,474,298
                        Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
     AAA      11,000     6.70%, 3/01/06 .......................................................    3/01 @ 101        11,311,630
     AAA       1,500     6.75%, 3/01/07 .......................................................    3/01 @ 101         1,542,990
     AAA       3,250++  Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%,
                         7/01/01, MBIA ........................................................     N/A               3,414,125
                                                                                                                    -----------
                                                                                                                     22,743,043
                                                                                                                    -----------
                        NEW HAMPSHIRE--0.5%
     AAA       2,310    New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                         6.70%, 10/01/06, AMBAC ...............................................   10/02 @ 102         2,413,627
                                                                                                                    -----------
                        NEW JERSEY--16.1%
                        Elizabeth, G.O., MBIA,
     AAA      10,235++   6.60%, 8/01/01 .......................................................     N/A              10,752,994
     AAA         265     6.60%, 8/01/06 .......................................................    8/01 @ 102           276,636
                        Howell Twp., G.O., FGIC,
     AAA       7,715     6.70%, 1/01/06 .......................................................    1/02 @ 102         8,107,693
     AAA       2,925     6.75%, 1/01/07 .......................................................    1/02 @ 102         3,073,766
                        New Jersey St. Hlth. Care Fac. Fin. Auth. Rev.,
                         Hackensack Med. Ctr., FGIC,
     AAA      12,755++   6.65%, 7/01/01 .......................................................     N/A             13,389,944
     AAA       3,735++   6.70%, 7/01/01 .......................................................     N/A              3,923,617
     AAA       1,765    New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy.,
                         6.15%, 1/01/07, AMBAC    1/02 @ 102       1,834,276
     AAA      30,000    New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/07, AMBAC .........    1/01 @ 101.5      30,896,100
                        No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
     AAA       2,525     Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 ...........................   11/01 @ 102         2,639,686
     AAA       1,065     Wanaque So. Proj., 6.50%, 7/01/06 ....................................  No Opt. Call         1,126,482
     AAA       1,250    Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA ................   12/02 @ 102         1,253,425
                                                                                                                    -----------
                                                                                                                     77,274,619
                                                                                                                    -----------
                        NEW MEXICO--0.8%
     AAA       3,535    Gallup, P.C.R., 6.50%, 8/15/07, MBIA ..................................    8/02 @ 102         3,716,310
                                                                                                                    -----------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS                VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        NEW YORK--14.7%
     AAA     $ 2,800    Nassau Cnty. Gen. Imprvt., Ser. Y, 5.00%, 3/01/06, FGIC ...............  No Opt. Call       $ 2,791,908
                        New York City, G.O.,
     AAA      13,000     Ser. A, 7.00%, 8/01/07, FSA ..........................................    8/06 @ 101.5      14,487,850
     AAA      10,000     Ser. E, 6.125%, 8/01/06, MBIA ........................................  No Opt. Call        10,593,400
                        New York City Mun. Wtr. Fin. Auth., Wtr & Swr. Sys. Rev.,
                         Ser. A, FGIC,
     AAA      11,100     6.15%, 6/15/07 .......................................................    6/02 @ 101.5      11,576,523
     AAA       1,090++   6.75%, 6/15/01 .......................................................     N/A               1,134,581
     AAA       1,070     6.75%, 6/15/06 .......................................................    6/01 @ 101         1,110,403
     AAA       1,340++   7.00%, 6/15/01 .......................................................     N/A               1,399,442
     AAA       1,320     7.00%, 6/15/07 .......................................................    6/01 @ 101         1,372,338
     AAA       4,500    New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06 ......   11/04 @ 102         4,876,425
     AAA       9,830    New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge.,
                         Ser. A, 5.50%, 11/01/06, FSA .........................................    5/06 @ 102        10,011,757
     AAA       5,250    New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC .............    1/03 @ 102         5,375,055
     AAA       6,000    Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC .....    1/01 @ 102         6,219,720
                                                                                                                    -----------
                                                                                                                     70,949,402
                                                                                                                    -----------
                        NORTH CAROLINA--1.3%
     AAA       6,000    North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev.,
                         Ser. B, 6.00%, 1/01/06, CAPMAC .......................................  No Opt. Call         6,293,340
                                                                                                                    -----------
                        NORTH DAKOTA--0.4%
     AAA       2,035    Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp.,
                         6.50%, 12/01/06, MBIA ................................................   12/01 @ 102         2,119,941
                                                                                                                    -----------
                        PENNSYLVANIA--10.4%
     AAA       6,200++  Beaver Cnty. Hosp. Auth., 6.625%, 7/01/02, AMBAC ......................     N/A               6,599,776
     AAA       1,500++  Coatesville Sch. Dist., G.O., 6.60%, 3/01/01, AMBAC ...................     N/A               1,537,515
     AAA      10,000++  Harrisburg Auth. Lease Rev., 6.625%, 6/01/01, FSA .....................     N/A              10,390,800
     AAA       7,450++  Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC .................     N/A               7,814,380
     AAA       1,445++  Pennsylvania St. Higher Edl. Rev., 6.75%, 7/01/01, MBIA ...............     N/A               1,518,998
     AAA       4,500    Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC .......   12/02 @ 102         4,629,330
                        Philadelphia Mun. Auth., Justice Lease Rev.,
     AAA       1,550     Ser. A, 7.00%, 11/15/04, MBIA ........................................   11/01 @ 102         1,641,419
     AAA       2,370++   Ser. B, 7.10%, 11/15/01, FGIC ........................................     N/A               2,523,600
                        Pittsburgh & Allegheny Cntys. Rev., AMBAC,
     AAA       1,015     Ser. A, 6.50%, 7/15/06 ...............................................    7/01 @ 100         1,042,669
     AAA         900     Ser. B, 6.50%, 7/15/06 ...............................................    7/01 @ 100           924,534
     AAA       3,000    Schuylkill Cnty. Redev. Auth. Common Lease Rev.,
                         Ser. A, 7.00%, 6/01/07, FGIC .........................................    6/01 @ 102         3,151,770
     AAA       7,800++  Westmoreland Cnty., G.O., 6.70%, 8/01/01, AMBAC .......................     N/A               8,060,910
                                                                                                                    -----------
                                                                                                                     49,835,701
                                                                                                                    -----------
                        PUERTO RICO--0.6%
     AAA       3,000    Puerto Rico Mun. Fin. Agcy., Ser. A, 5.25%, 8/01/06, FSA ..............  No Opt. Call         3,052,830
                                                                                                                    -----------
                        RHODE ISLAND--2.4%
     AAA      11,220++  Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01, MBIA ...................     N/A              11,742,740
                                                                                                                    -----------
                        SOUTH CAROLINA--2.0%
     AAA       4,390    Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC ..............    1/01 @ 102         4,549,269
     AAA       5,100    Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC .......................    1/01 @ 102         5,267,994
                                                                                                                    -----------
                                                                                                                      9,817,263
                                                                                                                    -----------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS                VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        TENNESSEE--0.5%
     AAA     $ 2,350    Met. Nashville Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ..............    7/01 @ 102       $ 2,446,749
                                                                                                                    -----------
                        TEXAS--15.6%
     AAA       2,000++  Austin Util. Sys. Rev., 6.875%, 5/15/01, AMBAC ........................     N/A               2,101,720
     AAA       8,500    Cypress-Fairbanks Indpt. Sch. Dist., G.O.,
                         Zero Coupon, 8/01/06, AMBAC ..........................................  No Opt. Call         6,031,940
     AAA       5,800    El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA ..................    2/02 @ 100         5,960,370
                        Ft. Bend Cnty., Perm. Imprvt., FGIC,
     AAA       1,650++   G.O., 6.60%, 9/01/02 .................................................     N/A               1,730,635
     AAA       1,725++   Rev., 6.60%, 9/01/02 .................................................     N/A               1,809,301
                        Harris Cnty. Toll Rd., Sr. Lien, Ser. A, FGIC,
     AAA      13,555++   6.50%, 8/15/02 .......................................................     N/A              14,414,929
     AAA       1,955     6.50%, 8/15/06 .......................................................    8/02 @ 102         2,061,665
     AAA         590     6.50%, 8/15/07 .......................................................    8/02 @ 102           621,748
                        Houston Wtr. & Swr. Sys. Rev., Ser. B, FGIC,
     AAA       1,775++   6.75%, 12/01/01 ......................................................     N/A               1,880,683
     AAA      13,225     6.75%, 12/01/08 ......................................................   12/01 @ 102        13,885,589
     AAA       1,900    No. Central Texas Hlth. Fac. Dev. Corp. Rev., Childrens
                         Med. Ctr. of Dallas,
                         6.375%, 10/01/06, MBIA ...............................................   10/01 @ 102         1,973,473
     AAA       1,550++  No. Texas Wtr. Dist., 6.40%, 6/01/03, MBIA ............................     N/A               1,630,957
     AAA       3,000++  Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01, MBIA ..............     N/A               3,105,000
     AAA      15,000    Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC ................  No Opt. Call        10,667,698
     AAA       3,745++  Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01, MBIA .................     N/A               3,844,917
     AAA       3,395    Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp.,
                         6.50%, 7/01/06, FGIC .................................................    7/02 @ 102         3,566,278
                                                                                                                    -----------
                                                                                                                     75,286,903
                                                                                                                    -----------
                        WASHINGTON--4.8%
                        Seattle, G.O., Ser. E, MBIA,
     AAA       1,700     Zero Coupon, 12/15/07 ................................................  No Opt. Call         1,117,206
     AAA       1,345     Zero Coupon, 12/15/08 ................................................  No Opt. Call           833,416
     AAA       1,250    Snohomish Cnty. Pub. Util. Dist., Elec. Rev., 6.55%, 1/01/07, FGIC ....  No Opt. Call         1,351,575
                        Snohomish Cnty. Sch. Dist., G.O., MBIA,
     AAA       3,835     6.70%, 12/01/06 ......................................................   12/01 @ 100         3,953,272
     AAA       4,145     6.75%, 12/01/07 ......................................................   12/01 @ 100         4,271,215
                        Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. No.2, Ser. A,
     AAA      12,875     Zero Coupon, 7/01/06, MBIA ...........................................  No Opt. Call       9,135,712
     AAA       2,265++   6.50%, 7/01/01, FGIC .................................................     N/A               2,371,251
                                                                                                                    -----------
                                                                                                                     23,033,647
                                                                                                                    -----------
                        WISCONSIN--0.6%
     AAA       2,850    Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev.,
                         6.50%, 11/15/06, MBIA ................................................   11/01 @ 102         2,984,634
                                                                                                                    -----------
                        Total Long-Term Investments (cost $661,830,674)                                             694,627,382
                                                                                                                    -----------

                        SHORT-TERM INVESTMENTS**--0.7%
                        NEW YORK--0.6%
     A1+       3,100    New York St. Energy Res. & Dev. Auth. P.C.R., Niagara Mohawk Pwr.,
                         Ser. A, 4.25%, 1/03/00, FRDD .........................................     N/A               3,100,000
                                                                                                                    -----------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS                VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)              (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                        TEXAS--0.1%
     A1+        $300    Harris Cnty. Hlth. Fac. Dev. Corp. Rev., St. Lukes
                         Episcopal Hosp.,
                         Ser. A, 4.50%, 1/03/00, FRDD .........................................     N/A               $ 300,000
                                                                                                                    -----------
                        Total Short-Term Investments (cost $3,400,000) ........................                       3,400,000
                                                                                                                    -----------
                        TOTAL INVESTMENTS--145.0% (COST $665,230,674) .........................                     698,027,382
                                                                                                                    -----------
                        Other assets in excess of liabilities--1.7% ...........................                       8,436,110
                        Liquidation value of preferred stock--(46.7%) .........................                    (225,000,000)
                                                                                                                    -----------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ....................                    $481,463,492
                                                                                                                    ===========

    * Using the higher of Standard &Poor's or Moody's rating.

   ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

    + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

   ++ This bond is prefunded. See Glossary for definition.


-------------------------------------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
AMBAC      --American Municipal Bond Assurance Corporation     FRDD   --Floating Rate Daily Demand**
CAPMAC     --Capital Markets Assurance Company                 FSA    --Financial Security Assurance
C.O.P.     --Certificate of Participation                      G.O.   --General Obligation
CONNIE LEE --College Construction Loan Insurance Association   MBIA   --Municipal Bond Insurance Association
FGIC       --Financial Guaranty Insurance Company              P.C.R. --Pollution Control Revenue
-------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $665,230,674) (Note 1) .........       $698,027,382
Cash .......................................................             88,236
Interest receivable ........................................         11,432,136
                                                                   ------------
                                                                    709,547,754
                                                                   ------------
LIABILITIES
Dividends payable--common stock ............................          2,327,295
Investment advisory fee payable (Note 2) ...................            191,692
Dividends payable--preferred stock .........................            162,646
Administration fee payable (Note 2) ........................             39,720
Other accrued expenses .....................................            362,909
                                                                   ------------
                                                                      3,084,262
                                                                   ------------
NET INVESTMENT ASSETS ......................................       $706,463,492
                                                                   ------------
Net investment assets were comprised of:
   Common stock:
     Par value (Note 4) ....................................       $    454,106
     Paid-in capital in excess of par ......................        421,119,385
   Preferred stock (Note 4) ................................        225,000,000
                                                                   ------------
                                                                    646,573,491
   Undistributed net investment income .....................         27,112,807
   Accumulated net realized loss ...........................            (19,514)
   Net unrealized appreciation .............................         32,796,708
                                                                   ------------
   Net investment assets, December 31, 1999 ................       $706,463,492
                                                                   ============
   Net assets applicable to common
     shareholders ..........................................       $481,463,492
                                                                   ============
Net asset value per common share:
   ($481,463,492 O 45,410,639 shares of
   common stock issued and outstanding) ....................             $10.60
                                                                         ======
--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned ............................       $ 42,742,717
                                                                   ------------
Expenses
   Investment advisory .....................................          2,527,527
   Auction agent ...........................................            563,500
   Administration ..........................................            506,887
   Custodian ...............................................            165,000
   Directors ...............................................             84,000
   Reports to shareholders .................................             50,000
   Legal ...................................................             40,000
   Registration ............................................             35,000
   Transfer agent ..........................................             35,000
   Independent accountants .................................             32,000
   Miscellaneous ...........................................            291,919
                                                                   ------------
   Total expenses ..........................................          4,330,833
                                                                   ------------
Net investment income ......................................         38,411,884
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments ...........................              2,678
Net change in unrealized appreciation
on investments .............................................        (30,439,561)
                                                                    -----------
Net loss on investments ....................................        (30,436,883)
                                                                    -----------
NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS                                   $  7,975,001
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------
                                                                             1999                1998
                                                                       ---------------       ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
Net investment income ..............................................      $38,411,884         $38,755,547
Net realized gain (loss) on investments ............................            2,678             (22,192)
   Net change in unrealized appreciation on investments ............      (30,439,561)         (3,961,990)
                                                                          -----------         -----------
   Net increase in net investment assets resulting from operations .        7,975,001          34,771,365
                                                                          -----------         -----------
DIVIDENDS:
   To common shareholders from net investment income ...............      (27,927,182)        (27,927,201)
   To preferred shareholders from net investment income ............       (7,435,130)         (7,606,013)
                                                                          -----------         -----------
     Total dividends ...............................................      (35,362,312)        (35,533,214)
                                                                          -----------         -----------
       Total decrease ..............................................      (27,387,311)           (761,849)
                                                                          -----------         -----------
NET INVESTMENT ASSETS
Beginning of year ..................................................      733,850,803         734,612,652
                                                                          -----------         -----------


End of year (including undistributed net investment income of
$27,112,807 and $24,063,235, respectively) .........................      $706,463,492        $733,850,803
                                                                           ===========         ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                 -------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE:                            1999         1998        1997          1996          1995
                                                                 --------    --------     --------      --------      -------
Net asset value, beginning of year ........................    $   11.21    $   11.22    $   10.96     $   11.14     $   9.98
                                                                  ------       ------       ------        ------        -----
Net investment income .....................................          .85          .85          .85           .84          .87
Net realized and unrealized gain (loss) on investments ....         (.68)        (.08)         .20          (.24)        1.14
                                                                  ------       ------       ------        ------        -----
Net increase from investment operations ...................          .17          .77         1.05           .60         2.01
                                                                  ------       ------       ------        ------        -----
Dividends from net investment income to:
  Common shareholders .....................................         (.62)        (.61)        (.61)         (.61)        (.62)
Preferred shareholders ....................................         (.16)        (.17)        (.18)         (.17)        (.19)
Distributions from capital gains to:
Common shareholders .......................................          --           --            *             *          (.03)
  Preferred shareholders ..................................          --           --            *             *          (.01)
                                                                  ------       ------       ------        ------        -----
Total dividends and distributions .........................         (.78)        (.78)        (.79)         (.78)        (.85)
                                                                  ------       ------       ------        ------        -----
Net asset value, end of year** ............................    $   10.60    $   11.21    $   11.22     $   10.96     $  11.14
                                                                  ======       ======       ======        ======        =====
Market value, end of year** ...............................    $    9.81    $   11.38    $   11.00     $   10.25     $  10.13
                                                                  ======       ======       ======        ======        =====
TOTAL INVESTMENT RETURN ...................................        (8.43)%       9.35%       13.69%         7.43%       21.67%
                                                                  ======       ======       ======        ======        =====
RATIOS TO AVERAGE NET ASSETS OF
  COMMONSHAREHOLDERS:
Expenses ..................................................          .87%         .80%         .88%          .91%         .90%
Net investment income before preferred stock dividends ....         7.72%        7.63%        7.70%         7.75%        8.06%
Preferred stock dividends .................................         1.49%        1.50%        1.61%         1.59%        1.83%
Net investment income available to common stockholders ....         6.23%        6.13%        6.09%         6.16%        6.23%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..     $497,324     $508,037     $500,227      $494,667     $487,923
Portfolio turnover rate ...................................            4%           0%           8%            5%           9%
Net assets of common shareholders, end of year (in thousands)   $481,463     $508,851     $509,613      $497,686     $506,060
Asset coverage per share of preferred stock, end of year ..     $ 78,514     $ 81,550     $ 81,640      $ 80,298     $ 81,243
Preferred stock outstanding (in thousands) ................     $225,000     $225,000     $225,000      $225,000     $225,000


---------------
    * Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $.0008 and to common shareholders was $.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.

  ** Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK  MUNICIPAL  TARGET TERM TRUST INC.  NOTES TO FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES
The BlackRock Municipal Target Term Trust Inc. (the "Trust"), was organized in Maryland on July 16, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor") a wholly-owned corporate subsidiary of BlackRock Advisors,Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1999 aggregated $30,099,605 and $27,340,704, respectively.

     The federal income tax basis of the Trust's investments at December 31, 1999 was the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $32,796,708 (gross unrealized appreciation--$33,286,638, gross unrealized depreciation--$489,930).

     For federal income tax purposes, the Trust had a capital loss carry forward at December 31, 1999 of approximately $19,500 which will expire in 2006.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 45,410,639 common shares outstanding at December 31, 1999, the Advisor owned 10,639 shares. As of December 31, 1999, there were 9,000 preferred shares outstanding as follows: Series W7-3,000, Series F7-3,000 and Series W28-3,000.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.37% to 6.435% during the year ended December 31, 1999.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS
Subsequent to December 31, 1999, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05125 per common share payable February 1, 2000 to shareholders of record on January 14, 2000.

     For the period January 1, 2000 to January 31, 2000 dividends and distributions declared on preferred shares totalled $784,629 in aggregate for the three outstanding preferred share series.

NOTE 6. SUBSEQUENT EVENT
Subsequent to year-end, the Trust will be issuing 2,964 shares of Auction Rate Municipal Preferred Stock, series W7, at an aggregate offering price of $74,100,000. The liquidation preference of each share is $25,000 plus accumulated but unpaid dividends. The estimated net proceeds of the offering are $73,059,000 after payment of offering expenses and the underwriting discount. Except for the initial dividend rate and the length of the initial dividend period for the new preferred shares, the rights and preferences of the new preferred shares are the same as the trust's outstanding series W7 preferred shares.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock Municipal Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc., as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/S/ DELOITTE & TOUCHE LLP
-------------------------
    Deloitte & Touche LLP
    New York, New York
    February 11, 2000

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federal tax-exempt interest dividends.

     For purposes of preparing your annual federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     We have transitioned into the Year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income exempt from regular federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. ("the Advisor") is an SEC-registered investment advisor. As of December 31, 1999, The Advisors and its affiliates (together, "BlackRock") currently managed over $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the Trust's assets are invested in securities which have maturities that are similar to the maturity date of the Trust. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active, management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, the Advisor will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust. In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY

--------------------------------------------------------------------------------


CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL each MONDAY.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:      These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------
                                                                                     STOCK       MATURITY
PERPETUAL TRUSTS                                                                    SYMBOL         DATE
                                                                                    ------        ------
The BlackRock Income Trust Inc.                                                     BKT             N/A
The BlackRock North American Government Income Trust Inc.                           BNA             N/A
The BlackRock High Yield Trust                                                      BHY             N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                                                BTT            12/00
The BlackRock 2001 Term Trust Inc.                                                  BTM            06/01
The BlackRock Strategic Term Trust Inc.                                             BGT            12/02
The BlackRock Investment Quality Term Trust Inc.                                    BQT            12/04
The BlackRock Advantage Term Trust Inc.                                             BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                           BCT            12/09

TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------
                                                                                     STOCK       MATURITY
PERPETUAL TRUSTS                                                                    SYMBOL         DATE
                                                                                    ------        ------
The BlackRock Investment Quality Municipal Trust Inc.                               BKN             N/A
The BlackRock California Investment Quality Municipal Trust Inc.                    RAA             N/A
The BlackRock Florida Investment Quality Municipal Trust                            RFA             N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                    RNJ             N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                      RNY             N/A
The BlackRock Pennsylvania Strategic Municipal Trust                                BPS             N/A
The BlackRock Strategic Municipal Trust                                             BSD             N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                      BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                     BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                             BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                       BLN            12/08
The BlackRock Insured Municipal Term Trust Inc.                                     BMT            12/10



 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 1999, BlackRock and its affiliates (together "BlackRock") managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington,DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077



                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2
Printed on recycled paper

THE BLACKROCK
MUNICIPAL TARGET
TERM TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1999

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